Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10. INCOME TAXES

GE and GECC file a consolidated U.S. federal income tax return. This enables GE to use GECC tax deductions and credits to reduce the tax that otherwise would have been payable by GE. The GECC effective tax rate for each period reflects the benefit of these deductions in the consolidated return. GE makes cash payments to GECC for these tax reductions at the time GE’s tax payments are due.

(BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2014	2013	2012

Current tax expense (benefit)	$1,199	$229	$1,657
Deferred tax expense (benefit) from temporary differences	(837)	(750)	(574)
Total	$362	$(521)	$1,083

CONSOLIDATED EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(In millions)	2014	2013	2012

U.S. earnings	$3,998	$2,964	$4,820
Non-U.S. earnings	2,864	3,101	2,863
Total	$6,862	$6,065	$7,683

CONSOLIDATED (BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2014	2013	2012

U.S. Federal
Current	162	(562)	649
Deferred	(174)	(679)	(212)
Non - U.S.
Current	1,093	804	1,000
Deferred	(518)	(40)	(207)
Other	(201)	(44)	(147)
Total	$362	$(521)	$1,083

Our businesses are subject to regulation under a wide variety of U.S. federal, state and foreign tax laws, regulations and policies. Changes to these laws or regulations may affect our tax liability, return on investments and business operations. For example, GE’s effective tax rate is reduced because active business income earned and indefinitely reinvested outside the United States is taxed at less than the U.S. rate. A significant portion of this reduction depends upon a provision of U.S. tax law that defers the imposition of U.S. tax on certain active financial services income until that income is repatriated to the United States as a dividend. This provision is consistent with international tax norms and permits U.S. financial services companies to compete more effectively with non-U.S. financial institutions in global markets. This provision, which had expired at the end of 2013, was reinstated in December 2014 retroactively for one year through the end of 2014. The provision also had been scheduled to expire and had been extended by Congress on seven previous occasions, but there can be no assurance that it will continue to be extended. In the event the provision is not extended after 2014, the current U.S. tax imposed on active financial services income earned outside the United States would increase, making it more difficult for U.S. financial services companies to compete in global markets. If this provision is not extended, we expect our effective tax rate to increase significantly after 2015.

RECONCILIATION OF U.S. FEDERAL STATUTORY INCOME TAX RATE TO ACTUAL INCOME TAX RATE

	2014	2013	2012

U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from
Tax on global activities including exports(a)	(20.7)	(39.8)	(11.2)
U.S. business credits(b)	(3.8)	(3.9)	(3.0)
Business Property disposition	-	-	(4.2)
All other – net	(5.2)	0.1	(2.5)
	(29.7)	(43.6)	(20.9)
Actual income tax rate	5.3%	(8.6)%	14.1%

(a) Included (4.3)% related to the sale of GEMB-Nordic in 2014 and (16.1)% related to the sale of 68.5% of our Swiss consumer finance bank, Cembra Money Bank AG (Cembra), through an initial public offering in 2013.

(b) U.S. general business credits, primarily the credit for energy produced from renewable sources, the advanced energy project credit and the low-income housing credit.

UNRECOGNIZED TAX POSITIONS

Annually, GE files over 5,500 income tax returns in over 250 global taxing jurisdictions a substantial portion of which includes our activities. We are under examination or engaged in tax litigation in many of these jurisdictions. During 2013, the Internal Revenue Service (IRS) completed the audit of our consolidated U.S. income tax returns for 2008-2009, except for certain issues that remain under examination. At December 31, 2014, the IRS was auditing our consolidated U.S. income tax returns for 2010-2011. In addition, certain other U.S. tax deficiency issues and refund claims for previous years were unresolved. The IRS has disallowed the tax loss on our 2003 disposition of ERC Life Reinsurance Corporation. We have contested the disallowance of this loss. It is reasonably possible that the unresolved items could be resolved during the next 12 months, which could result in a decrease in our balance of “unrecognized tax benefits” – that is, the aggregate tax effect of differences between tax return positions and the benefits recognized in our financial statements. We believe that there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties. Resolution of audit matters, including the IRS audit of our consolidated U.S. income tax returns for 2008-2009, reduced our 2013 consolidated income tax rate by 1.3 percentage points.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months were:

UNRECOGNIZED TAX BENEFITS

December 31 (In millions)	2014	2013

Unrecognized tax benefits	$3,055	$3,223
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	2,259	2,346
Accrued interest on unrecognized tax benefits	420	570
Accrued penalties on unrecognized tax benefits	34	97
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	0-600	0-800
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-50	0-250

(a) Some portion of such reduction may be reported as discontinued operations.

UNRECOGNIZED TAX BENEFITS RECONCILIATION

(In millions)	2014	2013

Balance at January 1	$3,223	$3,106
Additions for tax positions of the current year	61	79
Reductions for tax positions of the current year	(2)	(1)
Additions for tax positions of prior years	483	657
Reductions for tax positions of prior years	(531)	(617)
Settlements with tax authorities	(179)	(1)
Expiration of the statute of limitations	-	-
Balance at December 31	$3,055	$3,223

We classify interest on tax deficiencies as interest expense; we classify income tax penalties as provision for income taxes. For the years ended December 31, 2014, 2013 and 2012, $(73) million, $11 million and $(20) million of interest expense (income), respectively, and $(47) million, $6 million and $22 million of tax expense (income) related to penalties, respectively, were recognized in the Statement of Earnings.

DEFERRED INCOME TAXES

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carryforwards, and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. We evaluate the recoverability of these future tax deductions and credits by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent we do not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

We have not provided U.S. deferred taxes on cumulative earnings of non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and, at December 31, 2014 and 2013, were approximately $78 billion and $73 billion, respectively. Most of these earnings have been reinvested in active non-U.S. business operations and we do not intend to repatriate these earnings to fund U.S. operations. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the U.S. federal income tax liability that would be payable if such earnings were not reinvested indefinitely. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when we plan to remit those earnings.

COMPONENTS OF THE NET DEFERRED INCOME TAX ASSET (LIABILITY)

December 31 (In millions)	2014	2013

Assets
Non-U.S. loss carryforwards(a)	$(3,228)	$(2,835)
Allowance for losses	(2,068)	(2,401)
Investment in global subsidiaries	(1,717)	(1,432)
Other - net	(3,776)	(4,207)
Total deferred income tax assets	(10,789)	(10,875)

Liabilities
Operating leases	6,345	6,285
Financing leases	4,044	4,078
Intangible assets	1,956	1,907
Net unrealized gains on securities	511	163
Cash flow hedges	94	121
Other - net	5,258	4,812
Total deferred income tax liabilities	18,208	17,366

Net deferred income tax liability	$7,419	$6,491

(a) Net of valuation allowances of $544 million and $498 million for 2014 and 2013, respectively. Of the net deferred tax asset as of December 31, 2014, of $3,228 million, $35 million relates to net operating loss carryforwards that expire in various years ending from December 31, 2015, through December 31, 2017; none relates to net operating losses that expire in various years ending from December 31, 2018 through December 31, 2029 and $3,193 million relates to net operating loss carryforwards that may be carried forward indefinitely.